UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: Aug 5, 2003

Table Trac, Inc.
(Exact name of registrant as specified in its Charter)

Nevada............................. 0-288383 .................................88-036568
(State of Incorporation)...... (Commission file number).........(IRS Employer Identification Number)

4625 County Road 101,
Suite 202, Minnetonka, Minnesota 55345
(Address of principal executive office)

Registrant's telephone number (952) 548-8877

Item 5: Other events Joseph A. Nielsen, the former Chief Financial Officer of the Company (1995 through 2002), resigned from the Board of Directors as of July 1st, 2003. Mr. Nielsen stated his need to focus on commitments elsewhere and gave wishes for continued success.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

Table Trac, Inc. ______/s/_Chad B. Hoehne_______________
Chad B. Hoehne, Chief Executive Officer